EXHIBIT 99.1

Midwest 2006 Super Community Bank Conference February 28, 2006

Forward-Looking Statements When used in this presentation or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to our future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Important factors that could cause actual results to differ materially from the results anticipated or projected are detailed in the Company's filings with the Securities and Exchange Commission. Community Central Bank Corporation does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

New Headquarters Opened April 2005

CCBD Profile Opened in 4th quarter of 1996 Listed on the Nasdaq National Market under CCBD Only Publicly-Owned Bank Holding Company headquartered in Macomb County, Michigan Started Community Central Mortgage Company, LLC in 2001 contributing to consolidated net income from inception Acquired River Place Financial Corporation in June 2005 establishing a solid foundation for full trust and wealth management services Only Trust Company headquartered in Macomb County, Michigan

Current Highlights Record Earnings in 2005 Total Assets increased to $462 million Total loans increased to $335 million Acquisition of River Place Financial - Trust Services Expansion into Wealth Management Services Expanding geographic footprint Grosse Pointe Hub servicing affluent customer base New Commercial lenders serving Rochester and Grosse Pointe markets Expansion of Residential LPO's into North Carolina and Florida

Geographic Footprint (1) Full Service Hub (1) Dominant market share of deposits in Mount Clemens, MI - 36% - based on FDIC 6-30-2005 data

Demographics Summary Population Changes CCBD MI Midwest US Polulation Chg 0.0591 0.0408 0.0348 0.0626 CCBD based on demographics on Macomb and Oakland Counties, MI Source SNL Financial, LC Projected Change in Population 2005- 2010 (%)

Demographics Summary Household Income Projections CCBD MI Midwest US Median Household Income 74086 55606 56879 58383 CCBD based on demographics on Macomb and Oakland Counties, MI Source SNL Financial, LC Projected Median Household Income in 2010

Business Lines Business Lines

Expansion into Trust and Wealth Services Acquisition of River Place Financial provided an established base to grow versus starting trust operations as a de novo Unique opportunity for CCBD- We are the only trust company headquartered in Macomb County Established referral base (nuggets) from local legal and accounting professionals in our community Strong referral base from Board of Directors Talented and experienced trust officers New executive recruited for Wealth Management services with an established base of high net-worth clients

2005 Results

Solid Asset Growth 2001 2002 2003 2004 2005 Total Assets 235 288 358 392 462

Solid Loan Growth 2001 2002 2003 2004 2005 Total Loans 154211 204049 270828 305439 334951

Lending focused on our Core Customers Commercial R/E Commercial and Industrial Residential R/E Home Equity Consumer Commercial 0.601 0.08 0.223 0.055 0.041 87.9% of total portfolio secured by real estate

Credit Quality Net Charge Offs as a Percentage of Average Loans 2001 2002 2003 2004 2005 Net Chg Offs 0.0013 0.0018 0.0003 0.0074 -0.0003

Credit Quality Nonperforming Assets as a Percentage of Total Assets 2001 2002 2003 2004 2005 Nonperforming Assets 0.011 0.0041 0.0024 0.0037 0.0074

Deposit Growth 2001 2002 2003 2004 2005 (1) Deposits as of 12-31-2005 comprised 10% Demand, 7% NOW, 6% Money Market, 4% Savings, 73% Time Deposits (1)

Net Income Growth In thousands of dollars 2001 2002 2003 2004 2005 Net Income 1626 1810 2105 2207 3307

Earnings Per Share Growth 2001 2002 2003 2004 2005 0.56 0.62 0.7 0.73 0.86 Based on weighted average fully diluted shares adjusted for stock dividends

Investment Opportunity 2005 EPS $.86 Price*/ Book 122% Price*/Tangible Book 128% Price*/ 2005 earnings 13.8x Based on the closing price of CCBD of $11.90 on Feb 14, 2006

Comparative Returns % chg from 12-31-2000 to 12-31-2005 CCBD NASDAQ Bank Index NASDAQ Composite

Midwest 2006 Super Community Bank Conference February 28, 2006